                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            The New Ireland Fund, Inc
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

       2) Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

       4) Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

       5) Total fee paid:

           ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

          ----------------------------------------------------

       2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------

       3)  Filing Party:

          ----------------------------------------------------

       4)  Date Filed:

          ----------------------------------------------------

Dear Stockholder,

      The New Ireland Fund, Inc. (the "Fund") will hold its 2003 Annual Meeting of Stockholders (the "Meeting") on Tuesday, June 10, 2003 at 9 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036. At the Meeting, stockholders will elect one Director, for a three-year term, and vote on such other matters as may properly come before the Meeting.

      On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. Whether or not you plan to attend the Meeting in person, please take the time to vote by mailing in your proxy. As explained in the attached Proxy Statement, you may withdraw your proxy at any time before it is actually voted at the Meeting.

      We look forward to your continued support.

                                                      Sincerely,

                                                      /s/ Peter J. Hooper

                                                      Peter J. Hooper
                                                      Chairman

                           THE NEW IRELAND FUND, INC.
                                  c/o PFPC Inc.
                          101 Federal Street, 6th Floor
                           Boston, Massachusetts 02110

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ---------------------------

To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The New Ireland Fund, Inc. (formerly, The Irish Investment Fund, Inc.) (the "Fund"), a Maryland corporation, will be held on Tuesday, June 10, 2003 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036, for the following purposes:

      1. To elect one (1) Director of the Fund (Proposal 1).

      2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

      These items are discussed in greater detail in the attached Proxy
Statement.

      Only stockholders of record at the close of business on Wednesday, April 9, 2003 are entitled to notice of, and to vote at, this Meeting or at any adjournments thereof.


                                                     Linda J. Hoard
                                                     Secretary
Dated: April 25, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

      3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


Registration                                       Valid Signature
------------                                       ---------------

Corporate Accounts

(1) ABC Corp....................................... ABC Corp.
(2) ABC Corp. ..................................... John Doe, Treasurer
(3) ABC Corp.
         c/o John Doe, Treasurer................... John Doe
(4) ABC Corp. Profit Sharing Plan ................. John Doe, Trustee

Trust Accounts

(1) ABC Trust ..................................... Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
         u/t/d 12/28/78............................ Jane B. Doe

Custodian or Estate Accounts

(1) John B. Smith, Cust.
         f/b/o John B. Smith, Jr. UGMA ............ John B. Smith
(2) Estate of John B. Smith ....................... John B. Smith, Jr., Executor

                           THE NEW IRELAND FUND, INC.
                                  c/o PFPC Inc.
                          101 Federal Street, 6th Floor
                           Boston, Massachusetts 02110

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 10, 2003


                                 PROXY STATEMENT


      This Proxy Statement is furnished by the Board of Directors of The New Ireland Fund, Inc. (the "Fund") in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, June 10, 2003 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036 and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted for the election of Directors and for other matters listed in the accompanying Notice of Annual Meeting of Stockholders. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

      A quorum of the Fund's shareholders is required to properly conduct the business of the Meeting. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting. In the event a quorum is not present at the Meeting, the holders of a majority of the stock present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite amount of stock entitled to vote at such Meeting is present. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

      The close of business on April 9, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 4,893,228 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement, and form of proxy will be mailed to stockholders on or about April 25, 2003.

      The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, or oral communications by regular employees of the Fund's Investment Adviser. If necessary, the solicitation of proxies may include communications by employees of a proxy solicitation firm to be engaged by the Fund.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 2002, is available upon request, without charge, by writing to The New Ireland Fund, Inc., C/O PFPC, Inc. 101 Federal Street, 6th Floor, Boston, Massachusetts 02110 or by calling 1-800-468-6475.

      The date of this Proxy Statement is April 25, 2003.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL/RECORD OWNERS

      To the knowledge of management of the Fund and its Board, the following shareholder(s) or "group", as the term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned, or were owners of record of, more than 5% of the Fund's outstanding shares as of April 9, 2003.

   Shareholder Name and Address                      Amount and Nature of Ownership           Percent of Shares
   ----------------------------                      ------------------------------           -----------------

Charles Schwab & Company, Inc.                            446,916 (beneficial)                      9.13%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717

Northern Trust Company                                    407,300 (beneficial)                      8.32%
50 South LaSalle Street
Chicago, IL 60675

National Financial Services Corporation                   338,302 (beneficial)                      6.91%
200 Liberty Street
New York, NY 10281

Pershing LLC                                              315,915 (beneficial)                      6.46%
One Pershing Plaza
Jersey City, NJ 07399

The Bank of New York                                      272,969 (beneficial)                      5.58%
One Wall Street
New York, NY 10286

Salomon Smith Barney Inc.                                 256,493 (beneficial)                      5.24%
333 W. 34th Street
New York, NY 10001

Cede & Company                                             4,726,316 (record)                      96.59%
55 Water Street, 25th Floor
New York, NY 10041

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

      At the Meeting, one Director will be elected. Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated: Class I, Class II, and Class III. Class I consists of Peter J. Hooper, Class II consists of Denis P. Kelleher and James M. Walton, and Class III consists of James J. Boyle and Denis Curran. The one Director in Class I is being considered for election at this Meeting. If elected, Mr. Hooper will hold office for a term of three years and until his successor is elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote, on behalf of the stockholders, for the election of Peter J. Hooper.

      The nominee has consented to be named in this Proxy Statement and to serve as a Director if elected. The Board of Directors has no reason to believe that the nominee will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other person as the Board of Directors may recommend.

The Directors and officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain international organizations and publicly-held companies.

                                                         Term of                                                        Number of
                                                        Office and                                                    Portfolios in
                                   Position(s)          Length of                                                      Fund Complex
                                  Held with the           Time             Principal Occupation(s) and Other           Overseen by
Name Address, and Age                 Fund               Served*           Directorships During Past Five Years           Director
---------------------             -------------         ----------         ------------------------------------        -------------
NON-INTERESTED
DIRECTORS:

Peter J. Hooper, 63              Director and           Since 1990        President of Hooper                                 1
Westchester Financial            Chairman of the                          Associates-Consultants; Director, The
Center, Suite 1000               Board                                    Ireland United States Council for
50 Main Street                                                            Commerce and Industry; Director, Flax
White Plains, NY 10606                                                    Trust - America; Director, Children's
                                                                          Medical Research Foundation.

James J. Boyle, 63               Director               Since 2000        Chairman and President of Cardinal                  1
50 Main Street                                                            Resources, Inc. (oil and gas
White Plains, NY 10606                                                    production); Director, Standard
                                                                          Microsystems Corporation; Trustee,
                                                                          Alvernia College.

Denis P. Kelleher, 64            Director               Since 1991        Chief Executive Officer, Wall Street                1
17 Battery Place                                                          Access-Financial Services; Director,
New York, NY 10004                                                        SI Bank & Trust; Director; The Muralo
                                                                          Company Inc- Paint Company; Chairman
                                                                          and Member of the Board of Trustees
                                                                          St. John's
                                                                          University; General
                                                                          Partner CKS Capital;
                                                                          Director, The
                                                                          American Ireland
                                                                          Fund.

James M. Walton, 72              Director               Since 1990        Chairman, ITRA Heinz Endowment;                     1
Room 3902                                                                 Formerly, Director and Vice Chairman,
525 William Penn Place                                                    MMC Group, Inc. (management company).
Pittsburgh, PA 15219

INTERESTED
DIRECTOR:

Denis Curran, 55**               Director and           Since 2000        Director and President -                            1
75 Holly Hill Lane               President***                             International, Bank of Ireland Asset
Greenwich, CT 06830                                                       Management Limited; Director, Iridian
                                                                          Asset Management.

OFFICERS:***

Denis Curran                                            see description above

Lelia Long                       Treasurer              Since 2002        Senior Vice President, Bank
75 Holly Hill Lane                                                        of Ireland Asset Management
Greenwich, CT 06830                                                       Limited; Vice President,
                                                                          Iridian Asset Management.

Linda J. Hoard, 55               Secretary              Since 1998        Vice President and Senior
101 Federal Street                                                        Counsel, PFPC Inc.;
Boston, MA 02110                                                          Previously, Attorney
                                                                          Consultant for Fidelity
                                                                          Investments, Investors Bank
                                                                          & Trust Company and PFPC Inc.

-------------------
* Each Director shall serve until the expiration of his current term and until his successor is elected and qualified.

** Mr. Curran is deemed to be an "interested" Director because of his affiliation with the Investment Adviser.

*** Each officer of the Fund will hold office until a successor has been elected by the Board of Directors.

Beneficial Ownership of Equity Securities in Fund for each Director and Nominee for Election as Director:

                                                         Aggregate Dollar Range of Equity Securities in All Registered
                           Dollar Range of Equity         Investment Companies Overseen by Director in Family of
Name of Director        Securities Held in the Fund*                    Investment Companies**
----------------        ----------------------------     ---------------------------------------------------------------
James J. Boyle                    E                                              E
Denis Curran                      A                                              A
Peter J. Hooper                   C                                              C
Denis P. Kelleher                 E                                              E
James M. Walton                   C                                              C

-----------------------
 * Key to Dollar Ranges
   A.   None
   B.   $1-$10,000
   C.   $10,001-$50,000
   D.   $50,001-$100,000
   E.   Over $100,000
** As of April 1, 2003 the Fund's Family of Investment Companies consisted only of the Fund.

      As of April 9, 2003, none of the directors or their immediate family members owns beneficially or of record securities in the Fund's investment advisor or entity directly or indirectly controlling, controlled by, or under common control with the Fund's Investment Advisor.

      There were four regular meetings of the Board of Directors held during the fiscal year ended October 31, 2002. Each Director attended at least 75% of the aggregate number of meetings of the Board and of meetings of Board Committees on which that Director served. Aggregate fees and expenses paid to the Board of Directors for the fiscal year ended October 31, 2002 were $109,000, including $17,500 paid to William P. Clark, a former Director of the Fund.

      The Board of Directors has an Audit Committee, which consists of Messrs. Boyle, Hooper, and Walton, all of whom are "independent" Directors of the Fund as defined in the listing standards of the New York Stock Exchange. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit Committee met twice during the fiscal year ended October 31, 2002.

Audit Committee Report

      The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently approved by the Board on March 12, 2003. A copy of the Audit Committee Charter was incorporated in the proxy statement filed for the shareholder meeting held June 12, 2001. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has also received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, as currently in effect. Finally, the Committee has considered whether the provision by the independent auditors to the Fund of information technology services relating to financial information design and implementation, internal audit and other nonaudit services to the Fund, or of professional services to the Fund's investment adviser and those affiliates thereof that provide services to the Fund, is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent".

      Based upon the reports and discussion described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the year ended October 31, 2002.

      At a meeting held on December 10, 2002, upon the recommendation of the Audit Committee, a majority of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) selected PricewaterhouseCoopers LLP ("PWC") as independent auditors for the Company for the fiscal year ending October 31, 2003. PWC was the independent auditor for the Company for the fiscal year ended October 31, 2002. PWC has advised the Company that, to the best of its knowledge and belief, as of the record date, no PWC professional had any direct or material indirect ownership interest in the Company inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of PWC will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Company is not seeking shareholder ratification of the selection of PWC as independent auditors.

Submitted by the Audit Committee of the Fund's Board of Directors

James J. Boyle
Peter J. Hooper
James M. Walton

      Set forth in the table below are audit fees billed to the Fund by PWC for professional services rendered to the Fund for the fiscal years ended October 31, 2001 and October 31, 2002. There were no other fees billed by PWC to the Fund. Also set out below under "All Other Fees" are non-audit related fees that were billed by PWC to the Fund's Investment Adviser or its affiliates.

               Audit Fees    Audit Related Fees    Tax Fees    All Other Fees
      2001      $29,900             -               $5,000       $8,400,000
      2002      $31,500             -               $5,000       $12,600,000


Other Committees

      The Board of Directors of the Fund has a Compensation Committee, which is responsible for ensuring that the Directors' compensation is competitive as compared to its peers, so that the Fund may continue to retain and attract high caliber directors. The members of the Compensation Committee are Messrs. Boyle, Hooper, Kelleher, and Walton. The Compensation Committee did not meet during the Fund's fiscal year ended October 31, 2002.

      The Board of Directors has a Nominating Committee consisting of Messrs. Hooper, Kelleher and Walton, which is responsible for recommending qualified candidates for election to the Board of Directors of the Fund in the event a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of the Fund did not meet during the Fund's fiscal year ended October 31, 2002.

      The Board of Directors has a Valuation Committee consisting of Messrs. Boyle, Curran, Kelleher and Walton, which is responsible for monitoring the valuation of unlisted securities by the Fund's Investment Adviser and for making such determination as necessary should changes in an approved valuation be recommended during the period between Board meetings. The Valuation Committee of the Fund met three times during the Fund's fiscal year ended October 31, 2002.

Compensation

      The following table sets forth certain information regarding the compensation of the Fund's Directors and officers. The Fund currently pays each of its Directors who is not a managing director, officer, or employee of the Fund's Investment Adviser or any affiliate thereof an annual fee of $11,500 plus $1,000 for each meeting of the Board of Directors or a Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors an additional $13,500 annually. In addition, each Director is also reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by PFPC Inc. ("PFPC"), the Fund's administrator, receive reimbursement from the Fund for travel to and from Board meetings. No Director received compensation from the Fund in excess of $60,000 for the fiscal year ended October 31, 2002.

                                         Compensation Schedule
                                                for the
                                  Fiscal Year Ended October 31, 2002
                                  ----------------------------------

                                                         Pension or       Estimated
                                                         Retirement         Annual
                                      Aggregate       Benefits Accrued     Benefits      Total Compensation
                                    Compensation      as Part of Fund       upon          From the Fund
Name of Person and Position        From the Fund          Expenses        Retirement     Paid to Directors
---------------------------        -------------      ----------------    ----------     -----------------

Peter J. Hooper.............           $31,000                0               N/A             $31,000
    Chairman of the Board

James J. Boyle..............           $21,500                0               N/A             $21,500
   Director

Denis Curran*...............             N/A                 N/A              N/A               N/A
    Director

Denis P. Kelleher...........           $18,500                0               N/A             $18,500
    Director

James M. Walton.............           $20,500                0               N/A             $20,500
    Director

----------
* Mr. Curran is deemed to be an "interested" Director because of his affiliation with the Investment Adviser.

Required Vote
      In the election of the Director of the Fund, the candidate in order to be elected requires a plurality of the votes cast by the holders of shares of the Fund represented at the Meeting, if a quorum is present.


           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                              "FOR" PROPOSAL NO. 1.

                             ADDITIONAL INFORMATION

Investment Adviser and Administrator

      The Fund's advisory structure provides a multinational arrangement for furnishing management skills and investment advice to pursue the Fund's investment objective of investing primarily in equity securities of Irish corporations. Bank of Ireland Asset Management (U.S.), Limited ("BIAM"), an Irish company registered as an investment adviser under the U.S. Investment Advisers Act of 1940, acts as the Fund's Investment Adviser. BIAM's office in the United States is located at: 75 Holly Hill Lane, Greenwich, Connecticut 06830.

      PFPC Inc., the Fund's Administrator, located at 101 Federal Street, Boston, Massachusetts 02110, provides administration services to the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund's Directors and officers, certain persons affiliated with the Investment Adviser, and persons who own more than 10% of a registered class of the Fund's securities, file reports of ownership and changes of ownership with the SEC and, in some cases, the New York Stock Exchange. Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

      Based solely upon the Fund's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that during the Fund's fiscal year ended October 31, 2002 these persons complied with all such applicable filing requirements.

Broker Non-votes and Abstentions

      A proxy on shares held by brokers or nominees which (a) is properly executed and returned accompanied by instructions to withhold authority to vote, or (b) as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter, represents a broker "non-vote". Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on a proposal.

      The election of a Director (Proposal 1) requires that the successful candidate receive a plurality of the votes cast at the Meeting; therefore, abstentions will be disregarded.

      Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund's Annual Report for the year ending October 31, 2003.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

      A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders to be held in 2004 must be received by the Fund on or before December 19, 2003 in order to be included in the Fund's proxy statement and proxy relating to that meeting.




                                                    Linda J. Hoard
                                                    Secretary

Dated: April 25, 2003


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           THE NEW IRELAND FUND, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                Annual Meeting of Stockholders --- June 10, 2003

      The undersigned hereby appoints Peter J. Hooper, Lelia Long and Linda Hoard, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The New Ireland Fund, Inc. held of record by the undersigned on April 9, 2003 at the Annual Meeting of Stockholders (the "Meeting") to be held on June 10, 2003, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

      A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                         (Continued on the reverse side)

                      FOR             WITHHELD
ELECTION OF           [ ]               [ ]          Nominee: Peter J. Hooper
DIRECTOR                                                      (Class I Director)

      To consider and vote upon such other matters as they may come before said Meeting or any adjournment thereof.

         Check Here For Change
         of Address and Note hereon.   [ ]

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees and Proposal 2, as such matters may arise. Please refer to the proxy statement for a discussion of all the proposals. Please sign exactly as name appears hereon.


Signature:_____________________________________________________________________

Date:______________________________________________

(Important): Please sign this Proxy exactly as the name(s) appear hereon. If joint owners, EITHER may sign this proxy. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Proxies executed in the name of a corporation should be signed on behalf of the corporation by a duly authorized officer.